Moody National REIT I, Inc. POS AM

EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use of our report dated March 31, 2015, with respect to the consolidated balance sheets of Moody National REIT I, Inc. and subsidiaries as of December 31, 2014 and 2013, and the related consolidated statements of operations, equity, and cash flows for the years then ended, and the related financial statement schedule included in the Annual Report on Form 10-K of Moody National REIT I, Inc. for the year ended December 31, 2014, filed with the Securities and Exchange Commission, our report dated January 25, 2013, with respect to the combined balance sheets of Terrapin Operator Woodlands, LLC and the Tenancy In Common as of September 30, 2012 and December 31, 2011, and the related combined statements of operations, changes in owners’ equity and cash flows for the nine month period ended September 30, 2012 and the year ended December 31, 2011, included in the Form 8-K/A of Moody National REIT I, Inc. filed with the Securities and Exchange Commission on January 25, 2013, our report dated June 25, 2013, with respect to the balance sheets of SHG HP Germantown, LLC as of December 31, 2012 and 2011, and the related statements of operations, changes in owners’ equity, and cash flows for the years then ended, included in the Form 8-K/A of Moody National REIT I, Inc. filed with the Securities and Exchange Commission on June 25, 2013, our report dated September 18, 2013, with respect to the balance sheets of Naman Ashley I, LLC as of December 31, 2012 and 2011, and the related statements of operations, owners’ equity, and cash flows for the years then ended, included in the Form 8-K/A of Moody National REIT I, Inc. filed with the Securities and Exchange Commission on September 18, 2013, our report dated March 18, 2014, relating to the combined balance sheets of Austin Lodging, Inc. and the Tenancy In Common as of October 7, 2013 and December 31, 2012, and the related combined statements of operations, owners’ equity, and cash flows for the period from January 1, 2013 to October 7, 2013 and the year ended December 31, 2012 included in the Form 8-K/A of Moody National REIT I, Inc. filed with the Securities and Exchange Commission on March 18, 2014, our report dated June 16, 2014, with respect to the combined balance sheets of Moody National RI Grapevine S, LLC and Moody National RI Grapevine MT, LLC as of December 31, 2013 and 2012 and the related combined statements of operations, owners’ equity (deficit), and cash flows for the years then ended, included in the Form 8-K/A of Moody National REIT I, Inc. filed with the Securities and Exchange Commission on June 17, 2014, our report dated September 9, 2014, with respect to the combined balance sheets of MN Newark, LLC and Moody National TPS Newark MT, LLC as of December 31, 2013 and 2012 and the related combined statements of operations, owners' equity and cash flows for the years then ended included in the Form 8-K/A of Moody National REIT I, Inc. filed with the Securities and Exchange Commission on September 9, 2014, our report dated December 16, 2014, with respect to the combined balance sheets of Moody National CY Lyndhurst MT, LLC and Tenancy In Common as of December 31, 2013 and 2012, and the related combined statements of operations, owners’ equity (deficit) and cash flows for the years then ended included in the Form 8-K/A of Moody National REIT I, Inc. filed with the Securities and Exchange Commission on December 16, 2014, and our report dated February 4, 2015, with respect to the combined balance sheets of Alegre Hospitality, Ltd. and WS Arboretum JV, LLC as of September 30, 2014 and December 31, 2013 and the related combined statements of operations, owners’ equity and cash flows for the nine months ended September 30, 2014 and the year ended December 31, 2013 included in the Form 8-K/A of Moody National REIT I, Inc. filed with the Securities and Exchange Commission on February 4, 2015, all of which are incorporated by reference in this Post-Effective Amendment No. 9 to Registration Statement on Form S-11, as amended, and related Prospectus of Moody National REIT I, Inc., and to the reference to our firm under the heading “Experts” in the Registration Statement, as amended, and related Prospectus.

 /s/ Frazier & Deeter, LLC

Atlanta, Georgia
July 30, 2015